UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006 (June 5, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) The Board of Directors of the Company has appointed Alan W. Halsey, 56, as Vice President and Chief Operating Officer of the Company, effective as of June 5, 2006. In this position, he will lead the Company’s aggressive drilling and completions campaign in the South Alibek Field in Kazakhstan and have responsibility for production, operations, technical services, geology/geophysics and marketing worldwide.

Mr. Halsey’s career in the international oil and gas industry has spanned 31 years, including 28 years with units of Chevron and Texaco in positions of increasing responsibility. In 2000, he was appointed Chairman and Managing Director of the Texaco Upstream Companies in Nigeria. In this capacity, he was responsible for increasing production and executing Texaco’s shallow and deepwater development plans in Nigeria, where Texaco historically had been a shallow water producer. Mr. Halsey’s mandate was to lead the change in strategic direction to deepwater production, with the multi-billion dollar development of discoveries such as the Agbami Field. Mr. Halsey served in this position until Texaco’s merger with Chevron in 2002.

From 1998 to 2000, he was President of Texaco Petroleum Company, Colombia, where he was responsible for production of up to 90,000 BOEPD. From 1992 to 1998, he served as Deputy General Manager and then General Manager of Texaco’s Angola operations, with responsibility for peak production of over 100,000 BOPD. Prior to joining Transmeridian, Mr. Halsey managed private investments and was an executive with a family owned construction materials enterprise.

On June 9, 2006, the Company issued a press release announcing the appointment of Mr. Halsey as Vice President and Chief Operating Officer of the Company (see exhibit 99.1 hereto).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Transmeridian Exploration Incorporated on June 9, 2006 announcing the appointment of Alan W. Halsey as Vice President and Chief Operating Officer of Transmeridian Exploration Incorporated, effective as of June 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: June 9, 2006	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Transmeridian Exploration Incorporated on June 9, 2006 announcing the appointment of Alan W. Halsey as Vice President and Chief Operating Officer of Transmeridian Exploration Incorporated, effective as of June 5, 2006